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                                                                   Exhibit 10.13

                             AMENDMENT NO. 1 TO THE
                           EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT effective as of the 30th day of day of September 2004 (hereinafter "Amendment"), amends the Exclusive License Agreement dated May 19, 2003 ("Agreement") by and between ILEX Products, Inc. (ILEX") and QuatRx Pharmaceuticals Company ("QuatRx").

     WHEREAS, the Parties desire to amend the Agreement to eliminate ILEX's commitment to provide product liability insurance coverage under Section 10.1 of the Agreement.

     NOW, THEREFORE, the Agreement Is hereby amended as follows:

     In Section 10.1, the final sentence of the Section is modified to read as follows:

     "Such comprehensive, general liability Insurance shall be limited to broad form contractual liability coverage (not including product liability coverage), for ILEX's indemnification of Licensee under Section 9.1 of this Agreement."

     IN WITNESS WHEREOF, the parties hereto have caused the forgoing Amendment to be executed by their respective representatives.

Accepted for                            Accepted for
QuatRx Pharmaceuticals Company          ILEX Products, Inc.


/s/ Gary Onn                            /s/ Timothy M. Roane
-------------------------------------   ----------------------------------------
Name: Gary Onn                          Name: Timothy M. Roane
Title: CFO                              Title: Senior VP, Business Management

Date: 11-11-04                          Date: 11-11-04

                                                                  EXECUTION COPY